UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

HALL CHADWICK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42962	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 North Bridge Road #18-06 High Street Centre Singapore	179094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-90882642

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	HCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCAC	The Nasdaq Stock Market LLC
Share Rights, each right entitling the holder to receive one tenth (1/10) of a Class A ordinary share	HCACR	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2026, the board of directors (the “Board”) of Hall Chadwick Acquisition Corp. (the “Company”) appointed Ms. Stephanie Wei-Ni Wen, age 48, to serve as a director of the Company commencing on June 24, 2026. The Board believes that Ms. Wen’s extensive transactional and legal experience advising mineral exploration and mineral production companies qualifies her to serve on the Board.

Ms. Wen has over 15 years’ experience advising listed companies and multinational organizations on corporate governance, cross-border transactions and regulatory matters across Australia and the Asia-Pacific region. She most recently served as General Counsel and Company Secretary of ASX-listed Kingsgate Consolidated Limited from August 2023 to March 2026, where she advised on legal and governance matters relating to the company’s Australian listed parent and its mining operations in Thailand. From August 2018 to June 2019 and July 2019 to June 2023, Ms. Wen held senior legal roles with Cover-More Group and Swiss Re Group, respectively. Prior to that, Ms. Wen practiced corporate law in various legal roles across Australia and Asia. Ms. Wen previously served as a non-executive director of ASX-listed Quantum Health Group Limited from September 2021 to April 2022. She holds Bachelor of Laws and Bachelor of Commerce (Accounting) degrees from the University of New South Wales and a Master of International Affairs from Columbia University.

In connection with her appointment, Ms. Wen is expected to enter into the Company’s standard form of indemnification agreement for directors and officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2026	HALL CHADWICK ACQUISITION CORP.

	By:	/s/ Aaron Dominish
	Name:	Aaron Dominish
	Title:	Chief Financial Officer

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